TRANSCRIPT – Boston Video (5 minutes)

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Boston, MA

Katie Cohen, Executive Director, North Shore Central Labor Council:

The pattern we currently see, developers come to this area, they hire contractors, who are not from Boston, and they're not even from Massachusetts.

Lou Antonellis, Business Manager, IBEW, Local 103:

Responsible development in the community means that developers want to partner with us in the community and not just profit from us.

Katie Cohen:

They bring in workers from out-of-state which means those dollars are going out-of-state, they're leaving our community.

Boston Neighborhood Map

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$798.6Million Invested or Allocated

But with HIT, we know that the dollars are staying in the community and that local people are benefiting from this money coming into our community.

$4.2 Billion Total Economic Impact

Lou Antonellis:

It's really an investment in our future. You know, we get out of the city what give into the city.

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4,782 housing units created or preserved

Frank Callahan, President, Massachusetts Building Trades Council:

Boston is a city of neighborhoods. Each neighborhood has its own unique aspects, but every single one of them is experiencing a housing crunch.

JoAnn Barbour, Executive Director, Charlesview, Inc.:

The number of phone calls I get from people who are saying, "I need a place to live. I need a place that I can afford."

Chrystal Kornegay, Executive Director, MassHousing:

And so the partnership here with HIT, uh, having a partner who understands that, believes that, starts with mission first, is very important and helps us confront those housing challenges.

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95 Saint project

Frank Callahan:

The project behind me is affordable housing, workforce housing, so people can afford to live in the city and not just work here.

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Old Colony project

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Darcy Jameson, VP, Beacon Communities Development:

Old Colony was originally built in the 1940s for returning servicemen.

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Horizons for Homeless Children project

Kate Barrand, CEO, Horizons for Homeless Children:

Right now, you're sitting in the middle of The Edgerley Family Horizons Center.

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New Charlesview project

Bart Mitchell, CEO, Community Builders:

We are at the new Charlesview. There was almost a decade of planning.

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The Carruth Apartments project

Lou Antonellis:

We can take a sigh of relief knowing that HIT's projects are 100% union.

Frank Callahan:

They earn good union wages and benefits in the city of Boston.

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95 Saint Alphonsus Street Apartments project

Bart Mitchell:

There's a lot of financing pieces, so we need partners that really understand what's happening from construction point of view and can partner with the other financing partners.

Kate Bennett, former CEO, Boston Housing Authority:

Having partners that are willing to kind of risk this type of development is critical.

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Cote Village project

Bart Mitchell:

The Housing Investment Trust was great at that, working with the state housing finance agency, with our investors, and with the whole development team.

Chang Suh, CEO, AFL-CIO HIT:

We're here to commit our resources and that's not just capital, it- it's our know-how, it's our experience, it's our relationships, and it's our history of working with experts.

JoEllen Racicot, Site Safety Engineer, Dimeo:

We've been able to really support getting local Boston residents in the project, so that was really exciting for us to get people that potentially could live in it or have family members be living in these homes, actually working on these buildings.

Liz Shuler, President, AFL-CIO:

Projects like this really are building a brighter future for the community and the next generation.

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Kelsie Norman, Allied Painters, District 35:

It was one of the only careers that paid me what I felt like was worth and set up a foundation for my family.

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Old Colony Worker Appreciation Lunch

Brian Doherty, Secretary Treasurer, Boston Building and Construction Trades Council:

AFL-CIO Housing Investment Trust works nationwide to repurpose our pension plans to make sure that building safe, strong housing in every city that needs it, so we can't do it without partnerships like that.

Jimmy Vaughan, Business Agent, Plumbers and Gasfitters, Local 12:

What HIT is doing, is- is a win-win for everybody involved.

Kate Bennett:

We, you know, certainly welcome their investment, but we welcome as much the fact that they're investing in projects that have a greater purpose.

Chang Suh:

We've invested in every single neighborhood in the city of Boston. We're not going anywhere.

Lou Antonellis:

I sleep at night a little bit better knowing that my members are working on HIT projects and it certainly carries over to the next day, to see my members fulfilling the American dream.

Graphic:

Boston Neighborhood Map

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HIT’s Boston Impact:

41 Projects

20 Neighborhoods

$798.6Million Invested or Allocated

16.1 Million Hours of Union Construction Work

4,782 Units of Housing (90% Affordable)

$4.2 Billion Total Economic Impacts

HIT’s National Impact:

598 Projects

$10.7 Billion Invested or Allocated

206.0 Million Hours of Union Construction Work

232,644 Jobs Across Communities

127,839 Units of Housing (67% Affordable)

$45.6 Billion Total Economic Impacts

AFL-CIO Housing Investment Trust

Competitive Returns | Union Construction Jobs | Housing Finance

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America CDE, Inc. project data. The data is current as of December 31, 2023. Economic impact data is in 2022 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

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